Exhibit 99.1

American Electric Technologies Announces Filing of Definitive Proxy Statement in Connection with Proposed Business Combination with Stabilis Energy LLC and Subsidiaries

June 17, 2019. Bellaire, Texas --Global Newswire--American Electric Technologies, Inc. (NASDAQ: AETI) announced today that definitive proxy materials have been filed with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Company’s pending business combination with Stabilis Energy LLC and its subsidiaries. The definitive proxy statement is available on the Investor Relations section of the Company’s website, AETI.com, as well as www.sec.gov, and will be sent to all AETI stockholders entitled to vote at the Special Meeting of Stockholders which is scheduled to take place on July 17, 2019, 1:00 p.m. CT at 10375 Richmond Ave. Suite 125, Houston, TX 77042.

All stockholders of record of AETI’s common stock and series A convertible preferred stock as of the close of business on May 29, 2019 will be entitled to vote their shares either in person or by proxy at the Special Meeting.

“The AETI Board supports the proposed business combination with Stabilis and believes it is in the best interests of our stockholders,” said AETI’s Chairman and CEO, Peter Menikoff. “The Stabilis transaction will provide our entry to the liquified natural gas (LNG) business and substantially increase the scale of our business. This is an exciting opportunity for AETI and we look forward to creating value for our stockholders by this combination.”

LEGAL DISCLOSURES

Cautionary Note Concerning Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “believe,” “expected,” “will,” “plan,” “may,” “could,” “should,” “predicts,” “potential” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, AETI’s expectations with respect to future performance of the combined company, anticipated financial impacts of the proposed business combination, approval of the transaction-related matters by AETI’s stockholders, the satisfaction of the closing conditions to the transaction and the completion of the business combination transaction (the “Transaction”).

Such forward-looking statements relate to future events or future performance, but reflect the parties’ current beliefs, based on information currently available. Most of these factors are outside the parties’ control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the possibility that the business combination does not close or that the closing may be delayed because conditions to the closing may not be satisfied, including the receipt of requisite AETI stockholder and other approvals, the performance of Stabilis and AETI, future demand for and price of LNG, availability and price of natural gas, unexpected costs, liabilities or delays in the business combination transaction, the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement; and general economic conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in the definitive proxy statement filed by AETI with the SEC on June 13, 2019 and its Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on April 16, 2019. All subsequent written and oral forward-looking statements concerning AETI and Stabilis, the business combination transaction described herein or other matters and attributable to AETI, Stabilis, or any person acting on behalf of any of them are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither AETI nor Stabilis undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Additional Information About the Transaction and Where to Find it

The proposed Transaction has been approved by the board of directors of the Company and the owners of Stabilis and its subsidiaries, and will be submitted to stockholders of the Company for approval of the issuance of the Company common stock in connection with the Transaction and other Transaction related matters at the Special Meeting of stockholders. In connection with that Special Meeting, the Company has filed with the SEC a definitive proxy statement containing information about the proposed Transaction and the respective businesses of Stabilis and the Company. The Company will mail the definitive proxy statement and other relevant documents to its stockholders entitled to vote at the Special Meeting.

COMPANY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO APPROVE THE TRANSACTION-RELATED MATTERS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT STABILIS, THE COMPANY AND THE PROPOSED TRANSACTION.  Stockholders will also be able to obtain a free copy of the definitive proxy statement, as well as other filings containing information about the Company, without charge, at the SEC's website (www.sec.gov). Copies of the Company’s proxy statement can also be obtained free of charge by directing a request to Peter Menikoff, CEO of the Company, at (832) 241-6330 or by e-mail to investorrelations@aeti.com.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Transaction. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K/A for the fiscal year ended December 31, 2018, filed with the SEC on April 30, 2019. Additional information regarding the participants in the proxy solicitation relating to the proposed Transaction and a description of their direct and indirect interests is contained in the definitive proxy statement.

Stabilis and its managers, directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. A list of the names of such managers, directors and executive officers and information regarding their interests in the proposed transaction is included in the definitive proxy statement for the Company’s Special Meeting of stockholders related to the proposed Transaction.

Disclaimer

This press release is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities.